Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert K. Weiler, Chief Executive Officer of Phase Forward Incorporated (the “Company”), inconnection with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the”Report”), as filed with the Securities and Exchange Commission on the date hereof, hereby certifies pursuant to therequirements of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•                the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

•                the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being provided pursuant to 18 U.S.C. 1350 and is not to be deemed a part of the Report, nor is it to be deemed to be “filed” for any purpose whatsoever.

By:	/s/ ROBERT K. WEILER
Robert K. Weiler
Chief Executive Officer
Phase Forward Incorporated
November 8, 2007